BRINKER CAPITAL DESTINATIONS TRUST

(“TRUST”)

SUPPLEMENT DATED DECEMBER 30, 2022

TO THE SUMMARY PROSPECTUS AND PROSPECTUS, EACH DATED JULY 1, 2022

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and Prospectus and should be read in conjunction with the Summary Prospectus and Prospectus.

Changes in Portfolio Management of the Sub-Adviser of the Destinations Municipal Fixed Income Fund (the “Fund”)

Effective immediately, Timothy T. A. McGregor no longer serves as a portfolio manager for the portion of the assets of the Fund managed by Northern Trust Investments, Inc. (“NTI”). Additionally, Messrs. Adam Shane and Nate Miller are added as portfolio managers for the portion of the Fund’s assets managed by NTI. Accordingly, the following changes are hereby made to the Summary Prospectus and Prospectus:

1.         All references to Timothy T. A. McGregor are hereby deleted from the Summary Prospectus and Prospectus.

2.         In the “Investment Adviser” section of the Summary Prospectus, and the corresponding section of the Prospectus, the information in the table relating to NTI is hereby deleted and replaced with the following:

Sub-advisers and Portfolio Managers (Title)	Fund’s Portfolio Manager Since
Northern Trust Investments, Inc.
Adam Shane, CFA, Co-Head of Municipal Bond Portfolio Management	2022
Nate Miller, Portfolio Manager	2022

3.        In the “Investment and Account Information” section of the Prospectus, under the “Fund Management” sub-section, under “The Multi-Manager Strategy” heading, under the “Destinations Municipal Fixed Income Fund” sub-heading, the paragraph relating to NTI is hereby deleted and replaced with the following:

“Northern Trust Investments, Inc.: Northern Trust Investments, Inc. (“NTI”), located at 50 S. LaSalle Street, Chicago, IL 60603, serves as a Sub-adviser to the Destinations Municipal Fixed Income Fund. A team of investment professionals manages the portion of the Destinations Municipal Fixed Income Fund’s assets allocated to NTI. Adam Shane, CFA, and Nate Miller have been managing a portion of the Destinations Municipal Fixed Income Fund since December 2022. Mr. Shane is Co-Head of Municipal Bond Portfolio Management on the Global Fixed Income team at Northern Trust Asset Management. In this capacity, Mr. Shane has responsibility for the oversight and management of both investment grade and high yield municipal bond strategies. Mr. Shane has held various positions in portfolio management, credit research, and product management at Northern Trust Asset Management, and prior to that at Nuveen. He has a B.A. in history from Williams College and an MBA, with concentrations in accounting and finance, from the University of Chicago, Graduate School of Business. Mr. Shane is an active CFA® Charterholder, a member of the CFA Society Chicago, the CFA Institute, the Chicago Municipal Analysts Society, and the National Federation of Municipal Analysts. Mr. Miller is a Portfolio Manager of Municipal Bonds on the Global Fixed Income team at Northern Trust Asset Management. In this role, he is responsible for managing tax-exempt portfolios across mutual funds and separately managed accounts. Mr. Miller joined the Northern Trust in 1995 and worked in various senior operations and relationship management roles before joining the Global Fixed Income team in 2003. He earned a Bachelor’s degree in finance from the University of Illinois at Champaign-Urbana in 1994.

There are no other changes to the Summary Prospectus and Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE